UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2022

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On May 9, 2022, The Southern Company (the “Company”) completed the optional remarketing (the “Remarketing”) of $862,500,000 aggregate principal amount of its Series 2019A Remarketable Junior Subordinated Notes due August 1, 2024 (the “Series 2019A JSNs”) and $862,500,000 aggregate principal amount of its Series 2019B Remarketable Junior Subordinated Notes due August 1, 2027 (the “Series 2019B JSNs” and, together with the Series 2019A JSNs, the “Junior Subordinated Notes”), originally issued as components of its 2019 Series A Corporate Units (the “Corporate Units”) on August 16, 2019. The Remarketing was registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-253286) of the Company.
In connection with the Remarketing, the Company entered into a Remarketing Agreement, dated as of April 13, 2022, as supplemented by the Supplemental Remarketing Agreement, dated as of May 5, 2022 (as supplemented, the “Remarketing Agreement”), among the Company and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as remarketing agents (the “Remarketing Agents”), and U.S. Bank Trust Company, National Association, solely in its capacity as purchase contract agent and as attorney-in-fact of the holders of the purchase contracts (the “Purchase Contracts”) issued as components of the Corporate Units. In connection with the Remarketing, the interest rate on the Series 2019A JSNs was reset to 4.475% per annum and the interest rate on the Series 2019B JSNs was reset to 5.113% per annum.
The Company did not receive any proceeds from the Remarketing. The proceeds were used to purchase a portfolio of treasury securities maturing on or before August 1, 2022. The Company expects that a portion of the funds generated upon maturity of the portfolio will be used to settle with the Company, on August 1, 2022, the Purchase Contracts.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

1.7(a)
Remarketing Agreement, dated as of April 13, 2022, among the Company, the Remarketing Agents and U.S. Bank Trust Company, National Association, solely in its capacity as purchase contract agent and as attorney-in-fact of the holders of Purchase Contracts.

1.7(b)
Supplemental Remarketing Agreement, dated as of May 5, 2022, among the Company, the Remarketing Agents and U.S. Bank Trust Company, National Association, solely in its capacity as purchase contract agent and as attorney-in-fact of the holders of Purchase Contracts.

4.4(a)	Thirteenth Supplemental Indenture to Subordinated Note Indenture, dated as of May 9, 2022, relating to the Series 2019A JSNs.

4.4(b)	Fourteenth Supplemental Indenture to Subordinated Note Indenture, dated as of May 9, 2022, relating to the Series 2019B JSNs.

4.8(a)	Form of the Series 2019A JSN (included in Exhibit 4.4(a) above).

4.8(b)	Form of the Series 2019B JSN (included in Exhibit 4.4(b) above).

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Junior Subordinated Notes.

8.1	Tax Opinion of Troutman Pepper Hamilton Sanders LLP relating to the Junior Subordinated Notes.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1 above).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 8.1 above).

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2022	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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